TWELFTH AMENDMENT TO CREDIT AGREEMENT

         THIS TWELFTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT"), dated as of September 27, 2002, is by and among COLUMBUS MCKINNON CORPORATION, a New York corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders which are parties to the Credit Agreement (as such term is defined below) (the "LENDERS"), FLEET NATIONAL BANK, as Initial Issuing Bank (the "INITIAL ISSUING BANK"), FLEET NATIONAL BANK, as the Swing Line Bank (the "SWING LINE BANK"; each of the Lenders, the Initial Issuing Bank and the Swing Line Bank, individually, a "LENDER PARTY" and, collectively, the "LENDER PARTIES"), and FLEET NATIONAL BANK, as administrative agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "ADMINISTRATIVE AGENT") for the Lender Parties.

                              W I T N E S S E T H :
                              -------------------

         WHEREAS, the Borrower, Lenders, Initial Issuing Bank, Swing Line Bank and Administrative Agent are party to that certain Credit Agreement, dated as of March 31, 1998, as amended by that certain First Amendment to Credit Agreement, dated as of September 23, 1998, that certain Second Amendment to Credit Agreement and Consent, dated as of February 12, 1999, that certain Third Amendment to Credit Agreement and Consent, dated as of November 16, 1999, that certain Fourth Amendment to Credit Agreement and Waiver, dated as of February 15, 2000, that certain Fifth Amendment to Credit Agreement, dated as of September 28, 2000, that certain Sixth Amendment to Credit Agreement and Consent, dated as of February 5, 2001, that certain Seventh Amendment to Credit Agreement and Consent, dated as of June 26, 2001, that certain Eighth Amendment to Credit Agreement, dated as of November 21, 2001, that certain Ninth Amendment to Credit Agreement, dated as of February 12, 2002, that certain Tenth Amendment to Credit Agreement, dated as of April 16, 2002, and that certain Eleventh
Amendment to Credit Agreement, dated as of June 6, 2002 (the "ELEVENTH AMENDMENT") (the Credit Agreement, as so amended and as it may hereafter be further amended, supplemented, restated, extended or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, the Borrower believes that it may be in default under the covenants set forth in Section 5.04(a) (Maximum Funded Debt to EBITDA Ratio) and
Section 5.04(e) (Minimum EBITDA) of the Credit Agreement for the period ending September 29, 2002;

         WHEREAS, the Borrower has requested that the Administrative Agent and Lender Parties waive any defaults which may arise under such sections of the Credit Agreement for the period ending September 29, 2002;

         WHEREAS, the Borrower, the Administrative Agent and Lender Parties are desirous of amending the Credit Agreement as and to the extent set forth herein;

         WHEREAS, the Administrative Agent and Lender Parties are agreeable to the foregoing as and to the extent set forth in this Amendment and subject to each of the terms and conditions stated herein.

         NOW THEREFORE, in consideration of the premises and the mutual covenants set forth herein and of the loans or other extensions of credit heretofore, now or hereafter made to, or for the benefit of, the Borrower and its Subsidiaries by the Lender Parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.       DEFINITIONS.    Except to  the  extent  otherwise   specified   herein,
capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

2. WAIVER. The Administrative Agent and Lender Parties hereby waive any Events of Default which may arise solely under Sections 5.04(a) (Maximum Funded Debt to EBITDA Ratio) and 5.04(e) (Minimum EBITDA) of the Credit Agreement solely and exclusively for the period ending September 29, 2002. The foregoing waiver is only applicable and shall only be effective in the specific instance and for the specific purpose for which made. Such waiver is expressly limited to the facts and circumstances referred to herein and shall not operate (a) as a waiver of or consent to non-compliance with any other Section or provision of the Credit Agreement or any other Loan Document, (b) as a waiver of any other right, power or remedy of the Administrative Agent or any Lender Party under the Credit Agreement or any other Loan Document or (c) as a waiver of or consent to any Default or Event of Default under the Credit Agreement or any other Loan Document, other than as expressly provided in this Section 2.

3.       COVENANTS.

         3.1. In addition to any amounts which may be payable by the Borrower pursuant to Sections 6.2 and 6.3 of the Eleventh Amendment, on November 15, 2002, the Borrower shall pay to the Administrative Agent, for the benefit of the Lenders, a fee in the amount of $187,500; PROVIDED, HOWEVER, that, if the Borrower has prepaid all of the outstanding Advances and terminated the Revolving Credit Facility on or before November 15, 2002, then such $187,500 fee shall not be payable.

         3.2. Section 5.1 of the Eleventh Amendment is hereby restated in its entirety to read as follows:

                  "5.1 If the Borrower has not prepaid the Revolving Credit Advances by at least $50,000,000 and correspondingly permanently reduced the Revolving Credit Facility by at least $50,000,000 on or before November 15, 2002, then:

                       (a) on November 15, 2002, the Borrower and each of its Domestic Subsidiaries shall enter into a new cash management system, which shall include a cash collateral account, with the Administrative Agent and each bank at which the Borrower or such Subsidiary maintains a bank account, such cash management system to be in form and substance satisfactory to the Administrative Agent; and

                       (b) from and after November 15, 2002, the Borrower shall permit the Administrative Agent to conduct at any time and from time to time such commercial finance examinations and/or Collateral audits of the Borrower and its Subsidiaries as the Administrative Agent may request."


4.       CONDITIONS  PRECEDENT TO THIS  AMENDMENT.   The  effectiveness  of this
Amendment is subject to the satisfaction, in form and substance satisfactory to the Administrative Agent, of each of the following conditions precedent:

         4.1.     The  Borrower  and   Lenders  shall  have  duly  executed  and
delivered this Amendment and each other Loan Party shall have duly executed the attached Acknowledgment and Ratification in connection with this Amendment

         4.2. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

         4.3. The Borrower and the other Loan Parties shall have taken all such other actions and executed and delivered all such other agreements, instruments, certificates and documents, if any, as the Administrative Agent shall have reasonably requested.

5.       REFERENCE  TO  AND  EFFECT  UPON  THE  CREDIT  AGREEMENT AND OTHER LOAN
DOCUMENTS.

         5.1. Except as specifically set forth in this Amendment, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.

         5.2. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.

7. COSTS AND EXPENSES. The Borrower shall pay on demand all reasonable fees, costs and expenses incurred by Administrative Agent (including, without limitation, all reasonable attorneys' fees) in connection with the preparation, execution and delivery of this Amendment and the taking of any actions by any Person in connection herewith.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                            [signature pages follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized on the date first above written.



                                 COLUMBUS MCKINNON CORPORATION


                                 By:      /S/ ROBERT L. MONTGOMERY
                                          -----------------------------
                                          Robert L. Montgomery
                                 Title:   Executive Vice President

                         ACKNOWLEDGMENT AND RATIFICATION

         The undersigned hereby acknowledge and agree to this Amendment, and agree that the Guaranty, the Security Agreement and the Intellectual Property Security Agreement, and each other Loan Document executed by the undersigned shall remain in full force and effect and each is hereby ratified and confirmed by and on behalf of the undersigned, this 6th day of June 2002.


                                 AUDUBON WEST, INC.


                                 By:      /S/ ROBERT L. MONTGOMERY
                                          -----------------------------
                                          Robert L. Montgomery
                                          Title:   Treasurer


                                 LICO STEEL, INC.

                                 By:      /S/ ROBERT L. MONTGOMERY
                                          -----------------------------
                                          Robert L. Montgomery
                                 Title:   Treasurer



                                 CRANE EQUIPMENT & SERVICE, INC.

                                 By:      /S/ ROBERT L. MONTGOMERY
                                          -----------------------------
                                          Robert L. Montgomery
                                 Title:   Treasurer



                                 YALE INDUSTRIAL PRODUCTS, INC.

                                 By:      /S/ ROBERT L. MONTGOMERY
                                          -----------------------------
                                          Robert L. Montgomery
                                 Title:   Treasurer

                                 AUDUBON EUROPE S.A.R.L.


                                 By:      /S/ ROBERT L. MONTGOMERY
                                          -----------------------------
                                          Robert L. Montgomery
                                 Title:   Director

                                 LENDERS

                                 FLEET NATIONAL BANK, as Administrative
                                 Agent, Initial Issuing Bank, Swing Line Bank and Lender


                                 By:      /S/ JOHN C. WRIGHT
                                          -----------------------------
                                 Name:    John C. Wright
                                 Title:   Vice President

                                 LENDERS

                                 THE BANK OF NOVA SCOTIA, as a Co-Agent and
                                 Lender


                                 By:      /S/ PAUL A. WEISSENBERGER
                                          -----------------------------
                                 Name:    P.A. Weissenberger
                                 Title:   Authorized Signatory

                                 LENDERS

                                 MANUFACTURERS AND TRADERS TRUST
                                 COMPANY, as a Co-Agent and Lender


                                 By:      /S/ JEFFREY P. KENEFICK
                                          -----------------------------
                                 Name:    Jeffrey P. Kenefick
                                 Title:   Vice President

                                 LENDERS

                                 HSBC BANK USA (formerly known as Marine
                                 Midland Bank), as a Co-Agent and Lender


                                 By:      /S/ JOHN G. TIERNEY
                                          -----------------------------
                                 Name:    John G. Tierney
                                 Title:   Vice President

                                 LENDERS

                                 COMERICA BANK


                                 By:      /S/ JOEL S. GORDON
                                          -----------------------------
                                 Name:    Joel S. Gordon
                                 Title:   Assistant Vice President

                                 LENDERS

                                 WACHOVIA BANK, NA


                                 By:      /S/ JORGE A. GONZALEZ
                                          -----------------------------
                                 Name:    Jorge A. Gonzalez
                                 Title:   Managing Director

                                 LENDERS

                                 KEYBANK NATIONAL ASSOCIATION


                                 By:      /S/ MARY K. YOUNG
                                          -----------------------------
                                 Name:    Mary K. Young
                                 Title:   Vice President

                                 LENDERS

                                 THE BANK OF NEW YORK


                                 By:      /S/ CHRISTINE T. RIO
                                          -----------------------------
                                 Name:    Christine T. Rio
                                 Title:   Vice President